Exhibit 10.5

AMENDMENT TWO

TO THE

VIRTUS INVESTMENT PARTNERS, INC. NON-QUALIFIED EXCESS INVESTMENT PLAN

(Effective November 1, 2008)

WHEREAS, Virtus Investment Partners, Inc. (the "Company") sponsors the Virtus Investment Partners, Inc. Non-Qualified Excess Investment Plan (the "Plan"), which was adopted November 1, 2008, and previously amended on February 1, 2010; and

WHEREAS, Virtus Investment Partners, Inc. as the Employer defined under Section 1.02 of the Adoption Agreement reserves the right pursuant to Article 9 of the Plan to amend or modify the Plan; and

WHEREAS, the Company desires to amend the Plan to rename it the Virtus Investment Partners, Inc. Non-Qualified Deferred Compensation Plan; to remove the deferral of Excess Earnings as a deferral source and add the ability for deferrals of Base Salary and Annual Bonus earned during the Plan Year; and to allow Participants the ability to elect to receive distributions of Employee voluntary deferrals as defined in Section 1.05(a) while employed on a Specified Date elected by the Employee.

NOW, THEREFORE, pursuant to such actions of the Company the Plan is hereby amended as follows effective as of January 1, 2024:

Section 1.01(a) of the Adoption Agreement is hereby amended in its entirety and replaced to read as follows:

1.01 PLAN INFORMATION

(a) Name of Plan:

This is the Virtus Investment Partners, Inc. Non-Qualified Deferred Compensation Plan (the "Plan")

Section 1.05(a) of the Adoption Agreement is hereby amended in its entirety and replaced to read as follows:

1.05 CONTRIBUTIONS ON BEHALF OF EMPLOYEES

(a) Deferral Contributions (Complete all that apply):

(1) ☒ Deferral Contributions. Subject to any minimum or maximum deferral amount provided below, the Employer shall make a Deferral Contribution in accordance with, and subject to, Section 4.01 on behalf of each Participant who has an executed salary reduction agreement in effect with the Employer for the applicable calendar year (or portion of the applicable calendar year).

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Deferral Contributions Type of Compensation	Dollar Amount		% Amount		Increment
	Min	Max	Min	Max	
Base Salary			1%	60%	1%

(Note: With respect to each type of Compensation, list the minimum and maximum dollar amounts or percentages as whole dollar amounts or whole number percentages.)

(2) ☒ Deferral Contributions with respect to Bonus Compensation only. The Employer requires Participants to enter into a special salary reduction agreement to make Deferral Contributions with respect to one or more Bonuses, subject to minimum and maximum deferral limitations, as provided in the table below.

Deferral Contributions Type of Compensation	Treated As		Dollar Amount		% Amount		Increment
	Performance-Based	Non-Performance-Based	Min	Max	Min	Max	
Annual Bonus	☒				1%	100%	1%

(Note: With respect to each type of Bonus, list the minimum and maximum dollar amounts or percentages as whole dollar amounts or whole number percentages. In the event a bonus identified as a Performance-based Bonus above does not constitute a Performance-based Bonus with respect to any Participant, such Bonus will be treated as a Non-Performance-based Bonus with respect to such Participant.)

Section 1.07(a)(1) of the Adoption Agreement is hereby amended in its entirety and replaced to read as follows:

1.07 DISTRIBUTIONS

(a)(1) Distribution Options to be Provided to Participants

	(A Specified Date	(B) Specified Age	(C) Separation from Service	(D) Earlier of Separation or Age	(E) Earlier of Separation or Specified Date	(F) Disability	(G) Change in Control	(H) Death
Deferral Contribution	☐ Lump Sum ☐ Installments	☐ Lump Sum ☐ Installments	☒ Lump Sum ☒ Installments	☐ Lump Sum ☐ Installments	☒ Lump Sum ☒ Installments	☐ Lump Sum ☐ Installments	☐ Lump Sum	☐ Lump Sum ☐ Installments
Matching Contributions	☐ Lump Sum ☐ Installments	☐ Lump Sum ☐ Installments	☒ Lump Sum ☒ Installments	☐ Lump Sum ☐ Installments	☐ Lump Sum ☐ Installments	☐ Lump Sum ☐ Installments	☐ Lump Sum	☐ Lump Sum ☐ Installments
Employer Contributions	☐ Lump Sum ☐ Installments	☐ Lump Sum ☐ Installments	☒ Lump Sum ☒ Installments	☐ Lump Sum ☐ Installments	☐ Lump Sum ☐ Installments	☐ Lump Sum ☐ Installments	☐ Lump Sum	☐ Lump Sum ☐ Installments

(Note: If the Employer elects (F), (G), or (H) above, the Employer must also elect (A), (B), (C), (D), or (E) above, and the Participant must also elect (A), (B), (C), (D), or (E) above. In the event the Employer elects only a single payment trigger and/or payment method above, then such single payment trigger and/or payment method shall automatically apply to the Participant. If the employer elects to provide for payment upon a specified date or age, the minimum deferral period is 1 year. If the employer elects to provide for payment upon a specified date or age, and the employer applies a vesting schedule to

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amounts that may be subject to such payment trigger(s), the employer must apply a minimum deferral period, the number of years of which must be greater than the number of years required for 100% vesting in any such amounts. If the employer elects to provide for payment upon disability and/or death, and the employer applies a vesting schedule to amounts that may be subject to such payment trigger, the employer must also elect to apply 100% vesting in any such amounts upon disability and/or death.)

Section 1.07(d)(2) of the Adoption Agreement is hereby amended in its entirety and replaced to read as follows:

1.07 DISTRIBUTIONS

(d) Installment Frequency and Duration

(2) over the following term(s) (Complete either (A) or (B)):

(A) ☒ Any term of whole years between 2 and 10 years for distributions payable upon Separation from Service, Disability, or Death, and any term of whole years between 2 and 5 years for distributions payable upon a Specified Date or Age (as applicable per Section 1.07(a)(1)).

(B) ☐ Any of the whole year terms selected below.

☐ 1	☐ 2	☐ 3	☐ 4	☐ 5	☐ 6
☐ 7	☐ 8	☐ 9	☐ 10	☐ 11	☐ 12
☐ 13	☐ 14	☐ 15	☐ 16	☐ 17	☐ 18
☐ 19	☐ 20	☐ 21	☐ 22	☐ 23	☐ 24
☐ 25	☐ 26	☐ 27	☐ 28	☐ 29	☐ 30

(Note: Only elect a term of one year if Section 1.07(d)(l)(A) and/or Section 1.07(d)(l)(B) is elected above.)

ATTACHMENT A of the Adoption Agreement is hereby amended to update the Plan Name to read as follows:

Plan Name: Virtus Investment Partners, Inc. Non-Qualified Deferred Compensation Plan (the “Plan”)

ATTACHMENT B of the Adoption Agreement is hereby amended to update the Plan Name to read as follows:

Plan Name: Virtus Investment Partners, Inc. Non-Qualified Deferred Compensation Plan (the “Plan”)

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IN WITNESS WHEREOF, Virtus Investment Partners, Inc. has caused this Amendment Two to the Virtus Investment Partners, Inc. Non-Qualified Deferred Compensation Plan (formerly and prior to this amendment referred to as the Virtus Investment Partners, Inc. Excess Investment Plan) to be executed on the Signature Date below.

VIRTUS INVESTMENT PARTNERS, INC.

By: *Mardelle W. Peña*

Its: EVP, Chief Human Resources Officer

Date: 02/13/2024

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